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                                                                    EXHIBIT 10.8

           UNIVERSAL COMPRESSION HOLDINGS, INC. RESTRICTED STOCK PLAN

                           RESTRICTED STOCK AGREEMENT
                             FOR EXECUTIVE OFFICERS



Grantee:

Address:

Total Shares Subject to
Restricted Stock Award:

Date of Award:

Vesting Commencement Date:

Expiration of the Restriction Period:

         1. Issuance of Stock. The Company hereby agrees to issue to the grantee named above (the "Grantee"), the shares of Common Stock set forth above as the Total Shares subject to the Restricted Stock Award (the "Shares"), in accordance with this Restricted Stock Agreement (the "Agreement") and subject to the terms and conditions of the Universal Compression Holdings, Inc. Restricted Stock Plan for Executive Officers (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

         2. Forfeiture; Company's Cancellation Right. Upon any termination of the Grantee's Continuous Service before all of the Shares are released from the Forfeiture Restrictions described in Section 3 of this Agreement, the Company shall have the right (the "Cancellation Right"), exercisable at any time during the ninety (90) day period (the "Cancellation Period") following the date of termination of the Grantee's Continuous Service (the "Termination Date"), to cancel, without any additional consideration, all or any portion of the Shares in which the Grantee is not, as of the Termination Date, vested in accordance with the provisions of Section 3 of this Agreement (the "Unvested Shares"). The Cancellation Right shall be exercisable by written notice delivered to the Grantee and any recipient of a Permitted Transfer (as defined in Section 3 of this Agreement) of Unvested Shares prior to the expiration of the Cancellation Period. The notice shall indicate the number of Unvested Shares to be cancelled. The cancellation shall be effective immediately after giving of notice in accordance with the terms of this Agreement without any further action on the part of the Grantee. The certificates representing the shares so cancelled shall be promptly delivered to Company, but failure to deliver such certificates shall not affect the effectiveness of such cancellation. The


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Cancellation Right shall terminate with respect to any Unvested Shares for which it is not exercised during the Cancellation Period. In addition, the Cancellation Right shall terminate and cease to be exercisable by the Company with respect to any and all Shares which are released from the Forfeiture Restrictions described in Section 3 of this Agreement.

         3. Forfeiture Restrictions; Vesting.

         (a) The Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of any of the Unvested Shares, or any right or interest therein, before the Expiration of the Restriction Period set forth on the first page of this Agreement or any other lapse of the Forfeiture Restrictions under this Agreement, except only with respect to (i) a gratuitous transfer with the prior written consent of the Company or (ii) a transfer of title effected pursuant to Grantee's will or the laws of intestate succession following Grantee's death (in either such case, a "Permitted Transfer").

         (b) The Shares shall vest and the Forfeiture Restrictions with respect to such Shares shall lapse on each anniversary of the Vesting Commencement Date as set forth on the first page of this Agreement, if at each such anniversary of the Vesting Commencement Date the Grantee's Continuous Service has not terminated, as follows:

             (i) twenty-five percent (25%) of the Shares shall vest on the second anniversary of the Vesting Commencement Date;

             (ii) an additional twenty-five percent (25%) of the Shares shall vest on the third anniversary of the Vesting Commencement Date;

             (iii) an additional twenty-five percent (25%) of the Shares shall vest on the fourth anniversary of the Vesting Commencement Date; and

             (iv) the remaining Shares shall vest on the fifth anniversary of the Vesting Commencement Date.

If an installment of the release of shares from the Forfeiture Restrictions covers a fractional Share, such installment will be rounded to the next higher Share, except the final installment, which will be for the balance of the Shares.

         (c) The Forfeiture Restrictions may lapse, and the Unvested Shares may become vested and released from the Cancellation Right, earlier than the times stated above in accordance with the provisions of Section 4(c) of the Plan.

         4. Federal Restrictions on Transfer. The Grantee understands that, regarding any of the Shares that may become transferable because of the lapse of Forfeiture Restrictions, the Company is under no obligation to register any resale of the Shares and that an exemption may not be available or may not permit the Grantee to resell or transfer any of the Shares in the

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amounts or at the times proposed by the Grantee. The Grantee hereby acknowledges that the Grantee is prepared to hold the Shares for an indefinite period and that the Grantee is aware of the requirements of Rule 144 and other exemptions from the registration requirements of the Securities Act. Subject to the other provisions of this Agreement, if the Shares have not been registered under the Securities Act, the Grantee shall make no disposition of the Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

         (a) The Grantee shall have furnished the Company with a written summary of the terms and conditions of the proposed disposition.

         (b) The Grantee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

         (c) The Grantee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144) has been taken.

         5. Stockholder Rights. Until such time as the Company exercise its Cancellation Right, the Grantee shall have all the rights of a stockholder with respect to the Unvested Shares, including without limitation, the right to vote the Unvested Shares and the right to receive any cash dividends declared thereon, subject however, to the restrictions contained in this Agreement and the provisions of Section 4(b) of the Plan relating to the dissolution or liquidation of the Company.

         6. Capital Adjustments and Corporate Events. If, from time to time during the term of the Restriction Period, there is (i) any capital adjustment affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Unvested Shares shall be adjusted in accordance with the provisions of Section 4(a) of the Plan or (ii) a Change in Control, the Unvested Shares shall be subject to the provisions of Section 4(c) of the Plan. Any and all new, substituted or additional securities to which the Grantee may be entitled by reason of the Grantee's ownership of the Unvested Shares hereunder because of a capital adjustment shall be immediately subject to the Company's Cancellation Right and included thereafter as "Unvested Shares" for purposes of this Agreement.

         7. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan, or (ii) to treat as owner of such Shares, or accord the right to vote or pay or deliver dividends or other distributions to, any purchaser or other transferee to whom or which such Shares shall have been so transferred.


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         8. Legends.

         (a) If the Shares have not been registered under the Securities Act, the stock certificates for all of the Shares shall be endorsed with the following restrictive legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER OR (C) SATISFACTORY ASSURANCES TO THE ISSUER THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

         (b) In addition to the legend referenced to above, the certificate or certificates evidencing the Unvested Shares, if any, issued hereunder shall be endorsed with the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN CANCELLATION RIGHTS GRANTED TO THE ISSUER AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE ISSUER'S PRINCIPAL CORPORATE OFFICES.

         9. Tax Consequences. The Grantee has reviewed with the Grantee's own tax advisors the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Grantee understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the Forfeiture Restrictions and the right of the Company to repurchase the Unvested Shares pursuant to the Forfeiture Repurchase Option. The Grantee understands that the Grantee may elect to be taxed at the time the Shares are awarded rather than when and as the restrictions lapse by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the Date of Award. THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY (AND NOT THE COMPANY'S) TO FILE TIMELY THE ELECTION UNDER SECTION 83(B), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE GRANTEE'S BEHALF.



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         10. Withholding of Taxes. At the time and to the extent vested Shares become compensation income to the Grantee for federal or state income tax purposes, the Grantee either shall deliver to the Company such amount of money as required to meet the Company's minimum obligation under applicable tax laws or regulations, or, in lieu of cash, the Grantee, in his sole discretion, may elect to surrender, or direct the Company to withhold from the vested Shares, shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in such number as necessary to satisfy either (i) the Company's minimum tax withholding obligations or (ii) the Grantee's tax obligation as anticipated by the Grantee, by reason of such compensation income, whichever the Grantee elects.

         11. Entire Agreement; Governing Law. The Plan and this Agreement constitute the entire agreement of the Company and the Grantee (collectively, the "Parties") with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Parties. Nothing in the Plan and this Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of Texas, without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the Parties. Should any provision of the Plan or this Agreement relating to the Shares be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         12. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term "include" or "including" does not denote or imply any limitation. The term "business day" means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas. The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of the Restricted Stock Award or this Agreement for construction or interpretation.

         13. Dispute Resolution. The provisions of this Section 13 shall be the exclusive means of resolving disputes of the Parties (including any other persons claiming any rights or having any obligations through the Company or the Grantee) arising out of or relating to the Plan and this Agreement. The Parties shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either Party by a written statement of the Party's position and the name and title of the individual who will represent the Party. Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Parties agree that any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack


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jurisdiction to hear such action, suit or proceeding, in a Texas state court in
Harris County, Texas) and that the Parties shall submit to the jurisdiction of such court. The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         14. Notice. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in this Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 14.


                                       UNIVERSAL COMPRESSION HOLDINGS, INC.

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address:
                                               ---------------------------------


                                               ---------------------------------


THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE FORFEITURE RESTRICTIONS AND THE COMPANY'S CANCELLATION RIGHT WITH RESPECT TO THE SHARES SUBJECT TO THE RESTRICTED STOCK AWARD SHALL LAPSE, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THE RESTRICTED STOCK AWARD). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR AN AFFILIATE TO THE COMPANY THAT PROVIDES OTHERWISE, THE GRANTEE'S STATUS IS AT-WILL. The Grantee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby


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accepts the Restricted Stock Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Agreement and the Plan shall be resolved in accordance with
Section 13 of this Agreement. The Grantee further agrees to notify the Company upon any change in the address for notice indicated in this Agreement.



DATED:                                 SIGNED:
      --------------------------              ----------------------------------
                                                           Grantee

                                       Address:
                                              ----------------------------------


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